SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2008

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street
P.O. Box 725
Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     In connection with Fentura Financial, Inc’s. (the “Company”) annual meeting of shareholders, the Company’s President and CEO, Donald Grill, will deliver a speech utilizing a slide presentation which includes information relating to the Company’s first quarter 2008 financial results, as well as current and possible future developments.  The speech and the accompanying slides are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 – Regulation FD Disclosure of Form 8-K and are attached hereto as Exhibit 99.1.  The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Forward Looking Statements
The information in the document attached hereto as Exhibit 99.1 contains forward looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”), which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecast in such forward looking statements. The Company undertakes no obligation to update, amend or clarify forward looking statements as a result of new information, future events, or otherwise.
Future factors that could cause a difference between an ultimate actual outcome and a preceding forward looking statement include, but are not limited to, changes in interest rate and interest rate relationships, demands for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking laws or regulations, changes in tax laws, change in prices, the impact of technological advances, government and regulatory policy changes, the outcome of pending and future litigation and contingencies, trends in customer behavior as well as their ability to repay loans, the local and national economy, and the success or failure of possible strategic initiatives.
Item 9.01 – Financial Statements and Exhibits
(d)           Exhibits
99.1	4/22/08 Presentation to Shareholders

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
By:	/s/ Ronald L. Justice
Ronald L. Justice,
SVP-Corporate Governance & Investor Relations

Dated: April 22, 2008

Exhibit Index

Exhibit No.	Description

99.1	4/22/08 Presentation to Shareholders

4